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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Hub International Limited of our reports dated March 12, 2002 and February 26, 2001 relating to the financial statements of Kaye Group Inc., which appear in the Form S-1 (No. 333-84734) of Hub International Limited.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

New York, New York
August 27, 2002